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                                                                    EXHIBIT 10.2


$200,000,000

SENIOR SUBORDINATED NOTES DUE 2010


REGISTRATION RIGHTS AGREEMENT

DATED AS OF OCTOBER 2, 2000

BY AND AMONG

ADVANCE PARADIGM, INC.
AS THE ISSUER

THE GUARANTORS AS DEFINED HEREIN

AND

RITE AID CORPORATION
AS THE INITIAL PURCHASER


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         This Registration Rights Agreement (this "Agreement") is made and entered into as of October 2, 2000 by and among Advance Paradigm, Inc., a Delaware corporation (the "Company"), the Guarantors (as defined below) and Rite Aid Corporation, a Delaware corporation (the "Initial Purchaser"), which has agreed to acquire the Company's Senior Subordinated Notes due 2010 (the "Notes") pursuant to the Stock Purchase Agreement (as defined below) in connection with the acquisition by the Company of the capital stock of PCS Holding Corporation from the Initial Purchaser (the "PCS Acquisition").

         This Agreement is made pursuant to and in connection with the Stock Purchase Agreement, dated as of July 11, 2000 (the "Purchase Agreement"), by and among the Company and the Initial Purchaser. As an inducement to the Initial Purchaser to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Initial Purchaser thereunder, the Company agrees with the Initial Purchaser, (i) for the benefit of the Initial Purchaser and (ii) for the benefit of the holders from time to time of the Notes (including the Initial Purchaser) (each of the foregoing a "Holder" and together the "Holders"), as follows:

1. Section        Definitions. Capitalized terms used in this Agreement without definition shall have their respective meanings set forth in the Purchase Agreement. All references to Sections herein are to Sections of this Agreement unless otherwise indicated. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Act" or "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

         "Additional Interest" has the meaning set forth in Section 3(e) hereof.

         "Amendment Effectiveness Deadline Date" has the meaning set forth in
         Section 3(c) hereof.

         "Base Interest" means the interest that would otherwise accrue on the Notes under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

         "broker-dealer" means any broker or dealer registered with the Commission under the Exchange Act.


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                  "Commission" means the United States Securities and Exchange
         Commission.

         "Common Stock" means (i) initially, the Company's common stock, par value $0.01 per share, and (ii) following adoption of the Company's Second Amended and Restated Certificate of Incorporation, the Company's Class A Common Stock, par value $0.01 per share.

         "Damages Accrual Period" has the meaning set forth in Section 3(e) hereof.

         "Damages Payment Date" means each April 15 and October 15, being the dates on which interest is due and payable on the Notes, as more fully detailed in the Indenture.

         "Deferral Period" has the meaning set forth in Section 3(d) hereof.

         "DTC" means The Depository Trust Company.

         "Effectiveness Deadline Date" has the meaning set forth in Section 3(a) hereof.

         "Effectiveness Period" has the meaning set forth in Section 3(b) hereof.

         "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

         "Event" has the meaning set forth in Section 3(e) hereof.

         "Event Date" has the meaning set forth in Section 3(e) hereof.

         "Event Termination Date" has the meaning set forth in Section 3(e) hereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.


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         "Exchange Notice" has the meaning set forth in Section 4(a) hereof.

                  "Exchange Offer" has the meaning set forth in Section 4(a) hereof.

         "Exchange Registration" has the meaning set forth in Section 7 hereof.

         "Exchange Registration Statement" has the meaning set forth in Section 4(a) hereof.

         "Exchange Securities" has the meaning set forth in Section 4(a) hereof.

         "Filing Deadline Date" has the meaning set forth in Section 3(a) hereof.

                  "Guarantors" has the meaning set forth in the Indenture.

                  "Holder" has the meaning set forth in the preamble hereto.

         "Indenture" means the Indenture dated as of the date hereof among the Company, U.S. Trust of Texas, N.A., as trustee, and the Guarantors pursuant to which the Notes are being issued, as amended, supplemented or otherwise modified from time to time.

         "Issue Date" has the meaning set forth in Section 3(a) hereof.

         "Liquidated Damages Amount" has the meaning set forth in Section 3(e) hereof.

         "managing underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 10 hereof.

                  "Notes" has the meaning set forth in the preamble hereto.

                  "Notice and Questionnaire" means a written notice delivered to the Company containing substantially the information called for by the Form of Selling Securityholder Notice and Questionnaire attached hereto as Exhibit A, or any subsequent form in order to comply with the securities laws.


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         "Notice Holder" means, on any date, any Holder that has delivered a
         Notice and Questionnaire to the Company on or prior to such date.

         "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Piggyback Registration" has the meaning set forth in Section 2(a) hereof.

         "Prospectus" means the prospectus included in any Shelf Registration Statement or Exchange Registration Statement, as the case may be, (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement or Exchange Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

         "Purchase Agreement" has the meaning set forth in the preamble hereto.

         "Record Holder" means, with respect to any Damages Payment Date relating to the Notes as to which any Liquidated Damages Amount or Special Interest has accrued, the registered holder of such Notes, as the case may be, on the Record Date, as such term is defined in the Indenture, prior to the next succeeding Damages Payment Date.

         "Registrable Securities" shall mean, as the context requires, the (a) Notes until (i) in the circumstances contemplated by Section 4(a) hereof, the Notes have been exchanged for Exchange Securities in an Exchange Offer as contemplated in Section 4(a) hereof, (ii) the date on which such Notes have been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iii) the date on which such Notes are distributed to the public pursuant to Rule 144 under the Act (or similar provision then in effect), (iv) the date on which such Notes cease to be outstanding, or
         (v) the date on which the events described in either of Section 3(b)(i) or 3(b)(ii) have been deemed to have occurred; (b) Warrants and the shares of Common Stock issuable upon exercise of the Warrants, together with any share of Common Stock or other securities (whether securities of the Company


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         or another issuer) issued or proposed to be issued with respect to such shares of Common Stock (A) by way of stock dividend or other distribution, stock split or reverse stock split, or (B) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization, until the earlier to occur of
         (i) the date on which such Warrants or shares of Common Stock issuable upon exercise of the Warrants (other than any share issued upon exercise of a Warrant in accordance with a registration statement) have been disposed of in accordance with a registration statement and (ii) the date on which such Warrants or shares of Common Stock issuable upon exercise of the Warrants are distributed to the public pursuant to Rule 144 under the Securities Act.

         "Registration Default" has the meaning set forth in Section 4(b) hereof.

         "Registration Default Period" has the meaning set forth in Section 4(b) hereof.

         "Resale Period" has the meaning set forth in Section 4(a) hereof.

         "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405 of the Securities Act, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company.

         "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

         "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including


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         the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Subsequent Additional Interest" has the meaning set forth in Section 3(e) hereof.

         "Trustee" means the trustee with respect to the Notes under the Indenture.

         "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

         "underwriter" means any underwriter, initial purchaser or other investment banker or financial intermediary of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement or otherwise.

         "Warrant Holders" has the meaning set forth in Section 2(a) hereof.

         "Warrants" means common stock purchase warrants entitling the holders to purchase an aggregate of 2% of the Company's Common Stock outstanding on the date of issuance of the Notes, on a fully diluted basis, after giving pro forma effect to the PCS Acquisition and the financing therefor, excluding the issuance of the Warrants, subject to certain adjustments.

         Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Registration Rights Agreement as a whole and not to any particular Section or other subdivision.


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2. Section        Piggyback Registrations.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its common equity securities (other than Warrants and the shares of Common Stock issuable upon exercise of the Warrants and shares of Common Stock issued by the Company as part of the payment of the purchase price for the affiliated companies comprising FFI Health Services) under the Securities Act (other than a registration statement on Form S-8 or on Form S-4 or any similar successor forms thereto), whether for its own account or for the account of one or more securityholders of the Company, and the registration form to be used may be used for any registration of Warrants and the shares of Common Stock issuable upon exercise of the Warrants (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of other demand registration rights) to all holders of the Warrants (the "Warrant Holders") of its intention to effect such a registration and, subject to Sections 2(b) and 2(c), shall include in such registration all Warrants and the shares of Common Stock issuable upon exercise of the Warrants with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

         (b) Priority on Primary Registrations . If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants requested to be included therein by the Warrant Holders, pro rata among the Warrant Holders on the basis of the number of Warrants requested to be registered by such Warrant Holders, (iii) third, the Participating Registrable Securities (as defined in the Stockholders Agreement dated the date hereof, between the Company, the Initial Purchasers and the other Persons named in such Agreement (the "Stockholders Agreement") (the "Participating Registrable Securities") requests to be included in such registration by the holders of such securities on a pro rata basis based on the number of Participating Registrable Securities requested to be included in such registration by such holders, and
(iv) fourth, other securities requested to be included in such registration pro rata


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among the holders of such securities on the basis of the number of shares requested to be registered by such holders or as such holders may otherwise agree.

         (c) Priority on Secondary Registrations . If a Piggyback Registration is an underwritten secondary registration on behalf of a holder of the Company's securities other than Warrants and the shares of Common Stock issuable upon exercise of the Warrants, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company shall include in such registration (i) first, the securities proposed to be included therein by the holders requesting such registration; (ii) second, the securities requested to be included in such registration by the Company;
(iii) third, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants requested to be included therein by the Warrant Holders and the securities of any other Person or Persons proposed to be included in such registration pro rata among the Warrant Holders and such other Persons on the basis of the number of shares requested to be registered by such Holders and such other Persons.

         (d) Selection of Underwriters . If any Piggyback Registration is an underwritten primary offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.

         (e) Other Registrations . If the Company has previously filed a registration statement with respect to Warrants and the shares of Common Stock issuable upon exercise of the Warrants pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not be obligated to cause to become effective any other registration of any of its securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous registration.

(f) Section       Shelf Registration. The Company and the Guarantors shall use their reasonable best efforts to prepare and file or cause to be prepared and filed with the Commission, as soon as practicable, but in any event, no later than the date (the "Filing Deadline Date") that is 75 days after the date of original issuance (the "Issue Date") of the Notes, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and to cause such Shelf


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Registration Statement to be declared effective under the Act no later than the date (the "Effectiveness Deadline Date") that is 165 days following the Issue Date. None of the Company*s securityholders (other than the Holders of Registrable Securities) shall have the right to include any of the Company's securities in the Shelf Registration Statement.

                  (g) The Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for such period expiring on the later of (i) two years from the date the Notes are issued, or such longer period as the Initial Purchaser shall reasonably request in order to facilitate the sale of the Notes and Warrants by the Initial Purchaser; and (ii) two years after the date the Initial Purchaser is no longer a Holder of any of the relevant Notes (in any such case, such period being called the "Effectiveness Period"). Notwithstanding the foregoing, the Effectiveness Period shall terminate upon the earliest of the following: (A) when all the Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, (B) upon completion of an Exchange Registration and (C) the date on which there ceases to be outstanding any Registrable Securities.

                  (i) Notwithstanding anything to the contrary contained in this Registration Rights Agreement, at the option of either the Company or the Holders of at least 25% of the aggregate principal amount of the Notes then outstanding (such Holders not to include the Initial Purchaser), the Company will offer to exchange the Notes for notes with identical terms pursuant to a registered exchange offer as set forth in Section 4 hereof, and the Company's obligation to keep the Shelf Registration Statement effective pursuant to Section 3(b) above shall be deemed satisfied if and to the extent that the Holders receive notes that are freely tradeable as a result of any such registered exchange offer.

                  (ii) Notwithstanding anything to the contrary contained in this Registration Rights Agreement or the Indenture, at any time after two years from the date of issuance of the Notes if the Initial Purchaser has requested the Shelf Registration Statement to remain effective pursuant to Section 3(b) above, the Company may redeem the Notes held by the Initial Purchaser in whole, but not in part, at par plus accrued and unpaid interest and any Liquidated Damages Amounts, upon not less


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                  than 20 nor more than 30 days notice to the Initial Purchaser, which notice will have the effect of causing all Notes held by the Initial Purchaser to become due and payable on the redemption date specified in such notice, and the Company's obligation to keep the Shelf Registration Statement effective pursuant to Section 3(b) above shall be deemed satisfied and suspended upon delivery of such notice to the Initial Purchaser.

                  (h) Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company, at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire and such other information as the Company may reasonably require pursuant to Section 6(l) hereof is delivered, and in any event within five (5) Business Days after such date, (i) if required by applicable law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the "Amendment Effectiveness Deadline Date") that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed; (ii) provide such Holder copies of any documents filed pursuant to Section 3(c)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to
Section 3(c)(i) hereof; provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(d) hereof, provided, further, that if under applicable law the Company has more than one option as to the type or manner of making any such filing, it will make the required filing or filings in the manner or of a type that is reasonably


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expected to result in the earliest availability of the Prospectus for effecting resales of Registrable Securities. Notwithstanding anything contained herein to the contrary, any Holder that becomes a Notice Holder pursuant to the provisions of Section 3(c) of this Agreement (whether or not such Holder was a Notice Holder at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 3(c).

                  (i) The Company shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless (i) such action is required by applicable law, (ii) upon the occurrence of any event contemplated by paragraph 6(c)(2)(iii) below, and such action is taken by the Company in good faith and for valid business reasons or (iii) the continued effectiveness of the Shelf Registration Statement would require the Company to disclose a material financing, acquisition or other corporate development, and the proper officers of the Company shall have determined in good faith that such disclosure is not in the best-interests of the Company and its stockholders, and, in the case of clause (ii) above, the Company thereafter promptly complies with the requirements of Section 6(i) below. The duration of all periods during which the availability of the Shelf Registration Statement and the Prospectus is suspended in accordance with clauses (i) through (iii) of the preceding sentence (each such period of suspension being referred to herein as a "Deferral Period") shall, without the Company incurring any obligation to pay liquidated damages pursuant to Section 3(e) hereof, not, in the aggregate, exceed 90 days in any 12-month period; provided, that the Company shall be required to extend the period of time during which the Company is required to maintain the Shelf Registration Statement effective pursuant to this Agreement by the number of days comprising the Deferral Period.

                  (j) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date or the Amendment Effectiveness Deadline Date, as the case may be, (iii) the Shelf Registration Statement ceases to be effective or usable in connection with resales of the Registrable Securities for any period that does not constitute a Deferral Period, or (iv) the aggregate duration of Deferral Periods in any period


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exceeds the number of days permitted in respect of such period pursuant to
Section 3(d) hereof (each of the events of a type described in any of the foregoing clauses (i) through (iv) are individually referred to herein as an "Event," and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date or the Amendment Effectiveness Deadline Date, as the case may be, in the case of clause (ii), the date on which the Shelf Registration Statement ceases to be effective or usable in connection with resales of the Registrable Securities for any period that does not constitute a Deferral Period and the date on which the aggregate duration of Deferral Periods in any period exceeds the number of days permitted by Section 3(d) hereof in the case of clause (iv), being referred to herein as an "Event Date"). Events shall be deemed to continue until the "Event Termination Date," which shall be the following dates with respect to the respective types of Events: the date the Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clauses (ii) and (iii), and termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in
Section 3(d) hereof to be exceeded in the case of the commencement of an Event of the type described in clause (iv).

                  Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a "Damages Accrual Period"), the Company agrees to pay, as liquidated damages and not as a penalty, additional interest (in addition to the interest otherwise due on the Notes), subject to the provisions of Section 12(c), to each holder of the Notes during the first 90-day period immediately following the occurrence of an Event in an amount equal to one half of one percent (0.50%) per annum on the principal amount of the Notes (the "Additional Interest"), payable on the Damages Payment Dates and in the same manner as Base Interest to Record Holders of then outstanding Notes that are Registrable Securities, accruing from such Event Date. The amount of Additional Interest for such Event will increase by an additional one quarter of one percent (0.25%) per annum for each subsequent 90-day period (the "Subsequent Additional Interest" and, together with the Additional Interest, the "Liquidated Damages Amount"), until the Event Termination Date, up to a maximum aggregate amount of additional interest of two percent (2.00%) per annum with respect to all Events; provided, that any Liquidated Damages Amount accrued with respect to any Note or portion thereof called for redemption on a redemption date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Notes or portion thereof for redemption on the applicable redemption date, on such date. Notwithstanding the foregoing,


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no Liquidated Damages Amounts shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) termination of the Effectiveness Period pursuant to Section 3(b) hereof. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company of Liquidated Damages Amounts to the Holders of Registrable Securities pursuant to this Section, the accrual of Liquidated Damages Amounts will cease (without in any way limiting the effect of any subsequent Event requiring the payment of Liquidated Damages Amounts by the Company).

                  All of the Company's obligations set forth in this Section 3(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full.

(k) Section       Exchange Registration. If permitted under applicable law,
rule, regulation and interpretations thereof, (including SEC no action letters), at the option of the Company or as soon as practicable after the Holders of at least 25% of the aggregate principal amount of the Notes originally issued (such Holders not to include the Initial Purchaser) provide written notice to the Company directing the Company to offer to exchange the Notes for notes with identical terms, pursuant to a registered exchange offer (such notice hereinafter called the "Exchange Notice"), the Company will file under the Securities Act a registration statement relating to an offer to exchange (such registration statement, the "Exchange Registration Statement", and such offer, the "Exchange Offer") any and all of the Notes for a like aggregate principal amount of notes issued by the Company and guaranteed by the Guarantors, which notes and guarantee are substantially identical to the Notes and the related Guarantee, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act (such new notes hereinafter called "Exchange Securities"). The Company agrees to use its reasonable best efforts to cause the Exchange Registration Statement to become effective under the Securities Act as soon as reasonably practicable. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. The Company further agrees to use its reasonable best efforts to commence and complete the Exchange Offer promptly, but no later than 45 days


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after such registration statement has become effective, hold the Exchange Offer open for at least 30 days and exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been "completed" only if the notes and related guarantee received by Holders who tender securities for exchange other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such Holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. The Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 30 days following the commencement of the Exchange Offer. The Company agrees (x) to include in the Exchange Registration Statement a prospectus for use in connection with resales of Exchange Securities by a broker-dealer, other than resales of Exchange Securities received by a broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Company, and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 30th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, each broker-dealer that holds Exchange Securities received in an Exchange Offer in exchange for Registrable Securities not acquired by it directly from the Company shall have the benefit of the rights of indemnification and contribution set forth in Sections 9(a), (c), (d) and (e) hereof.

                  (l) The Company shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken by it to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantee under the registration statement contemplated in Section 4(a) hereof.

                  (m) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

                  (n) If any action under Section 4 of this Agreement would not be permitted under applicable law, rule, regulation or any interpretation thereof (including SEC no-action letters), the Company is not required (i) to take such action or (ii) to amend the terms of the Notes or Warrants (including the requirement, where applicable, that the Notes and Warrants are not separately transferrable except under specified conditions).

3. Section        General Registration Procedures. If the Company files a
registration statement pursuant to Section 3 or Section 4, the following provisions shall apply:

                  (a) At or before the Effective Time of the Exchange Offer or the Shelf Registration, as the case may be, the Company shall use its reasonable best efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939.

                  (b) To the extent permitted by the Indenture, in the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

4. Section        Shelf Registration Procedures. In connection with any Shelf
Registration Statement, the following provisions shall apply:

         (a) The Company shall furnish to the Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably may propose.

         (b) The Company and any Guarantors shall take such actions as may be necessary so that (i) any Shelf Registration Statement, and any amendment thereto, and any Prospectus forming part thereof, and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities

         Act and the Exchange Act and the respective rules and regulations thereunder, (ii) any Shelf Registration Statement, and any amendment thereto, does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

         (1) The Company shall advise the Initial Purchaser and, in the case of clause (i), the Holders and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing:

                  (i) when a Shelf Registration Statement, and any amendment thereto, has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

         (2) The Company shall advise the Initial Purchaser and the Holders and, if requested by the Initial Purchaser or any such Holder, confirm such advice in writing of:

                  (i) the issuance by the Commission of any stop order suspending effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

                  (ii) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement and the Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

         (c) The Company shall use its reasonable best efforts to prevent the issuance, and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

         (d) The Company shall furnish to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports and other documents incorporated by reference in the Shelf Registration Statement and exhibits (including those incorporated by reference).

         (e) The Company shall, during the Effectiveness Period, deliver to each Holder of Registrable Securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except upon and during the continuance of any event described in paragraphs 3(d) or 6(c)(2)(iii) above) to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period.

         (f) Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such

         Shelf Registration Statement; provided, however, that in no event shall the Company be obligated to (i) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
         Section 6(g), (ii) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject,
         (iii) subject itself to taxation in any such jurisdiction if it is not so subject, (iv) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders or (v) qualify any securities or take any action in any jurisdiction outside the United States.

         (g) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

         (h) Upon the occurrence of any event contemplated by paragraph 6(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except, in each case, for an untrue statement of a material fact or omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of Holders specifically for use therein). The Company agrees to notify the Holders to suspend use of the Prospectus, and the Holders shall suspend use of the Prospectus, and not communicate such material non-public information to any third party, and not sell or purchase, or offer to sell or purchase, any securities of the Company, until the Company has amended or supplemented the Prospectus so it does not contain any such misstatement or omission. Subject to Section 3(d) hereof, at such time as such public disclosure is otherwise made or the Company determines in good faith and upon the advice of counsel that such disclosure is not necessary, the Company agrees to notify the Holders of such determination and to amend or supplement the Prospectus if necessary, so it does not contain any such untrue statement or omission therein and to furnish the Holders such numbers of copies of the Prospectus as so amended or supplemented as the Holders may reasonably request.

         (i) Not later than the effective date of any Shelf Registration Statement hereunder, the Company shall provide a CUSIP number for all Registrable Securities covered by any Shelf Registration Statement and provide the Trustee with certificates for the Notes that are in a form eligible for deposit with DTC.

         (j) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

         (k) The Company may require each Holder of Registrable Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as is required by applicable law or regulations to be included in such Shelf Registration Statement.

         (l) The Company and the Guarantors shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

5. Section        Exchange Registration Procedures. In connection with the
Company's obligations with respect to the registration of Exchange Securities as contemplated by Section 4(a) (the "Exchange Registration"), if applicable, the Company shall, in a timely manner (or as otherwise specified):

         (a) prepare and file with the Commission, in a timely manner, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 4(a), and use its reasonable best efforts to cause such Exchange Registration Statement to become effective as soon as practicable thereafter;

         (b) as soon as practicable prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 4(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

         (c) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement, and if requested, confirm such advice in writing, (i) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (which advice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made);

         (d) in the event that the Company would be required, pursuant to
         Section 7(c)(v) above, to notify any broker-dealers holding Exchange Securities, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (e) use its reasonable best efforts to prevent the issuance, and, if issued, to obtain the withdrawal, of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

         (f) use its best efforts to (i) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 4(a) no later than the commencement of the Exchange Offer, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (iii) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that neither the Company nor the Guarantors shall be required for any such purpose to (w) qualify generally to do business or as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 7(f), (x) file any general consent to service of process in any jurisdiction where it is not as of the date hereof then so subject, (y) subject itself to taxation in any such jurisdiction if it is not so subject or (z) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

         (g) use its reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period;

         (h) provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time;

         (i) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but no later than eighteen months after the effective date of such Exchange Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

6. Section        Registration Expenses. Except as otherwise provided in Section
10 hereof, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3, 4, 5, 6 and 7 and in the case of a Shelf Registration Statement, shall bear or reimburse the Holders for 50% of the reasonable fees and disbursements of one firm of counsel designated by the Company and reasonably acceptable to the Holders of a majority of the Registrable Securities covered by the Shelf Registration Statement to act as counsel therefor in connection therewith.

(a) Section       Indemnification and Contribution. In connection with any Shelf
Registration Statement or Exchange Registration Statement, the Company shall indemnify and hold harmless the Initial Purchaser, each Holder, each underwriter who participates in an offering of Registrable Securities, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Exchange Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by the Holders, such Holder or any underwriter (except to the extent otherwise expressly provided in Section 9(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 9(a);

(A) provided that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchaser, such Holder or any underwriter expressly for use in the Shelf Registration Statement or Exchange Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto), that if any Holder who participates as an underwriter in any such registration or any other Person who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the securities to such Person if such statement or omission was timely corrected in such final prospectus. Any amounts advanced by the Company to an indemnified party pursuant to this Section 9 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement or Exchange Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, the Initial Purchaser, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 9(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement or Exchange Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Shelf Registration Statement or Exchange Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement or Exchange Registration Statement.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any obligation or liability except to the extent that the indemnifying party has been materially prejudiced by such delay or failure. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action; provided that if any such indemnified party reasonably determines that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision agreement provided for in this
Section 9 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company, the Initial Purchaser and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Initial Purchaser and the Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company, the Initial Purchaser and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and the Initial Purchaser and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations; provided, however, that in no event shall the Initial Purchaser or any subsequent Holder of any Notes be responsible, in the aggregate, for any amount in excess of the amount of net proceeds received by the Initial Purchaser or such Holder from the sale of the Registrable Securities pursuant to the Shelf Registration Statement or Exchange Registration Statement. The relative fault of the Company, on the one hand, and of the Initial Purchaser and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Initial Purchaser or the Holders, on the other, and the parties* relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Initial Purchaser and the Holders of the Registrable Securities agree that it would not be just and equitable if contributions pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 9(d), each director, officer, employee, trustee, agent and Person, if any, who controls an Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

2. Section        Underwritten Offering.

                  (a) The Holders of a majority in interest of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities in up to two underwritten offerings in aggregate principal amount of not less than $100 million for the first such offering and $75 million for the second such offering (i) pursuant to such Shelf Registration Statement, (ii) pursuant to Rule 144A under the Securities Act or another provision providing an exemption or exclusion from the registration requirements thereof, or (iii) a block sale or other disposition pursuant to the Shelf Registration Statement, in accordance with the conditions set forth below. Any such offering is referred to in this Section 10 as an "underwritten offering." In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be a nationally recognized underwriting firm selected by, and the underwriting arrangements with respect thereto will be approved by, the Holders of a majority of the Registrable Securities to be included in such offering, in each case, subject to the consent of the Company (not to be unreasonably withheld). No Holder may participate in any underwritten offering contemplated hereby unless such Holder
(i) agrees to sell such Holder's Registrable Securities in accordance with any approved underwriting arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements. The Holders participating in any underwritten offering shall be responsible for any expenses customarily borne by selling securityholders, including discounts and commissions and, subject to the next sentence, fees of counsel. The Company shall reimburse the selling securityholders for 50% of the reasonable fees and expenses of counsel to the selling securityholders and shall be responsible for the fees and disbursements of its counsel, its independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing, upon receipt of a request from the managing underwriter or a representative of Holders of a majority of the Registrable Securities outstanding to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days for the reasons set forth in Section 3(d) hereof.

                  (b) The Company and the Guarantors shall enter into such customary agreements (including underwriting and purchase agreements in customary form), and take all other customary actions that are reasonably required in order to expedite or facilitate the registration or the disposition of the Registrable Securities (including, without limitation, to cause members of management of the Company and the Guarantors to participate in customary "road-show" and marketing activities to the extent required by the underwriters with a view to maximizing the price of the Notes sold in such offering), and in connection therewith, if an underwriting or purchase agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 9 hereof (or such other provisions and procedures acceptable to the managing underwriters, if any) with respect to all parties to be indemnified pursuant to Section 9 hereof.

                  (c) Subject to confidentiality agreements and applicable law, the Company and the Guarantors shall (i) make reasonably available for inspection by the Holders of Registrable Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries; (ii) cause the Company's officers, directors and employees to make reasonably available for inspection all relevant information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement, in each case as is customary for similar due diligence examinations;
(iii) make such representations and warranties to the Holders of Registrable Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in secondary underwritten offerings of this type and covering matters including, but not limited to, those set forth in the Purchase Agreement; (iv) obtain opinions, upon reasonable request at least 30 days before effectiveness, of counsel to the Company (who may be the general counsel of the Company) and a bring down opinion upon closing (which counsel (if other than the general counsel) and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any) in customary form (with customary qualifications) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion or a written statement by such counsel delivered in connection with such opinions shall include, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, "negative assurances" as to the absence from such Shelf Registration Statement and the prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); (v) obtain, if reasonably requested, "comfort letters" and a bring down letter on closing from the independent public accountants of the Company (and, if necessary, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in "comfort letters" in connection with secondary underwritten offerings of this type; and (vi) deliver such other customary documents and certificates as may be reasonably requested by any such Holders and the managing underwriters, if any, including those to evidence compliance with Section 6(i) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company . The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 10(c) shall be performed at each closing under any underwritten offering to the extent required thereunder.

3. Section        Rules 144 and 144A.

         The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further actions as any Holder may request, to the extent required to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144 and 144A under the Securities Act, as such Rules may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such information and requirements.

4. Section        Miscellaneous.

                  (a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

                  (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a majority in interest of the holders of Notes or Warrants, as the case may be, and, if the Initial Purchaser holds at least 25% of the Notes or Warrants, as the case may be, the written consent of the Initial Purchaser.

                  (c) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Trustee shall be entitled, on behalf of Holders of Notes to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages Amounts. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement. The parties hereto agree that the liquidated damages provided for in
Section 3(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of the Shelf Registration Statement or Exchange Registration Statement to be filed or declared effective or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  1. if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 12(d);

                  2. if to the Initial Purchaser, initially at the address set forth in the Purchase Agreement; and

                  3. if to the Company, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have duly given when received.

                  The Initial Purchaser or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (e) Transfer of Registration Rights and Obligations. The rights provided in this Agreement are for the benefit of all Holders in addition to the Initial Purchaser, and all such Holders may enforce their rights and remedies directly against the Company. In the event the Company issues or distributes, or proposes to issue or distribute, any shares or other securities of another issuer to any Holder and such shares or other securities would be Registrable Securities, the Company shall use its reasonable best efforts to cause such issuer to deliver to the Holders a written instrument, in form and substance reasonably satisfactory to the Holders, that such issuer is bound by and subject to all the terms and conditions of this Agreement to the same extent as the Company and that the rights and remedies provided herein to the Holders apply in all respects to the Registrable Securities of such issuer.

                  (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (g) Counterparts. This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. This agreement shall be governed by the laws of the State of New York, without giving effect to the rules governing conflicts of laws.

                  (j) Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                      ADVANCE PARADIGM, INC.


         By:
            --------------------------------------------------------------------
                         Name:
                         Title:


                      THE GUARANTORS:

                         ADVP CONSOLIDATION, L.L.C.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         ADVANCERX.COM, L.P.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         ADVP MANAGEMENT, L.P.

                         By:
                            ------------------------------------
                             Name:
                             Title:

                         ADVP OPERATIONS, L.P.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         HMN HEALTH SERVICES, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         INNOVATIVE PHARMACEUTICAL
                         STRATEGIES, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         MATURE RX PLUS OF NEVADA, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         PHOENIX COMMUNICATIONS
                         INTERNATIONAL, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:

                         FIRST FLORIDA INTERNATIONAL
                         HOLDINGS, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         INNOVATIVE MEDICAL RESEARCH, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         BAUMEL-EISNER NEUROMEDICAL
                         INSTITUTE, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         FOUNDATION HEALTH
                         PHARMACEUTICAL SERVICES, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         PCS HOLDING CORPORATION

                         By:
                            ------------------------------------
                             Name:
                             Title:

                         PCS HEALTH SYSTEMS, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         CLINICAL PHARMACEUTICALS, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         PCS MAIL SERVICES, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         PCS SERVICES, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         PCS MAIL SERVICES OF BIRMINGHAM,
                         INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:

                         PCS MAIL SERVICES OF FT. WORTH, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:

                         PCS MAIL SERVICES OF SCOTTSDALE, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         FFI RX MANAGED CARE, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         FIRST FLORIDA MANAGED CARE, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:


                         AMBULATORY CARE REVIEW
                         SERVICES, INC.

                         By:
                            ------------------------------------
                             Name:
                             Title:

                         RITE AID CORPORATION


                         By:
                            ------------------------------------
                             Name:
                             Title:

                                                                       EXHIBIT A

                 SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial holder of Senior Subordinated Notes due 2010 ("Notes") of Advance Paradigm, Inc. (the "Company"), common stock purchase warrants ("Warrants") or Series A Common Stock, par value $0.01 per share (the "Common Stock" and together with the Notes and the Warrants, the "Registrable Securities") of the Company understands that the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement, dated as of October 2, 2000 (the "Registration Rights Agreement") by and among the Company and Rite Aid Corporation. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.


                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:


                                  QUESTIONNAIRE

1        (a) Full Legal Name of Selling Securityholder:

         -----------------------------------------------------------------------

         (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

         (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

2.       Address for Notices to Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Telephone:
                   -------------------------------------------------------------
         Fax:
             -------------------------------------------------------------------
         Contact Person:
                        --------------------------------------------------------

3.       Beneficial Ownership of Registrable Securities:

         (a) Type and Principal Amount of Registrable Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         b) CUSIP No(s). of such Registrable Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4.       Beneficial Ownership of the Company's securities owned by the Selling
         Securityholder:

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

         (a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         (b) CUSIP No(s). of such Other Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5.       Relationship with the Company:

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

6.       Plan of Distribution:

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the undersigned or alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services, or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf

Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                   Beneficial Owner


                         By:
                            ------------------------------------
                             Name:
                             Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO ADVANCE PARADIGM, INC. AT:

                          5215 North O'Connor Boulevard
                                   Suite 1600
                               Irving, Texas 75039
                           Attention: General Counsel